Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report of Clinigence Holdings, Inc. (the “Company”) on Form 10-K for the twelve months ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jacob Margolin, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2020	/s/ Jacob Margolin
Jacob Margolin
Chief Executive Officer
(Principal Executive Officer)